Exhibit 10.23

AMENDMENT NUMBER 2 TO PURCHASE AGREEMENT DCT-021/03

This Amendment Number 2 to Purchase Agreement DCT-021/03, dated as of November 21, 2003 (“Amendment No. 2”) relates to the Purchase Agreement Number DCT-021/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated May 9th, 2003 (as amended, the “Purchase Agreement”), Buyer and Embraer are collectively referred to herein as the “Parties”. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Purchase Agreement or in the Letter Agreement DCT-022/03 dated as of May 9th, 2003 (as amended, the “Letter Agreement”).

This Amendment No. 2 sets forth the further agreement between Embraer and Buyer relative to, among other things, the incorporation **.

NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.	**
____

**

2.	**
____

**

EMBRAER 170 Aircraft                                             **

3.	EFFECT UPON PURCHASE AGREEMENT

All terms and conditions of the Purchase Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. . In the event any conflict exists between the terms of the Purchase Agreement and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control.

4.	COUNTERPARTS

This Amendment No. 2 may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 2 to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

US AIRWAYS GROUP, INC.		EMBRAER – EMPRESA BRASILEIRA DE AERONÁUTICA S.A.

By:	/s/ Eilif Serck-Hanssen	By:	/s/ Satoshi Yokota
Name:	Eilif Serck-Hanssen	Name:	Satoshi Yokota
Title:	Vice President, Finance & Treasurer	Title:	Executive Vice-President Development and Industry

		By:	/s/ Flavio Rimoli
		Name:	Flavio Rimoli
		Title:	Sr. Vice President Airline Marketing

Witness:	/s/ Ross Cotjanle	Witness:	/s/ Hilario Oliveira
Name:	Ross Cotjanle	Name:	Hilario Oliveira

Date:	November 21, 2003	Date:	November 24 , 2003
Place:	Arlington, VA	Place:	Sao Jose dos Campos, SP Brazil

ATTACHMENT 1

**